                           STATE STREET INSTITUTIONAL
                                INVESTMENT TRUST

                 STATE STREET INSTITUTIONAL LIQUID RESERVES FUND
          STATE STREET INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND


                               INSTITUTIONAL CLASS

                                 offered through

                           COMMONFUND SECURITIES, INC.

                                 April 30, 2009
                   (as supplemented through October 23, 2009)

                                   Prospectus

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     AN INVESTMENT IN ANY OF THE FUNDS OFFERED BY THIS PROSPECTUS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

     EACH FUND OFFERS THREE CLASSES OF SHARES: INSTITUTIONAL CLASS, INVESTMENT CLASS AND SERVICE CLASS. THIS PROSPECTUS RELATES ONLY TO THE INSTITUTIONAL CLASS.

                                TABLE OF CONTENTS


INTRODUCTION                                                               3
  Institutional Liquid Reserves Fund                                       3
  U.S. Government Money Market Fund                                        8
  Additional Information About Principal Risks of Investing in the
     Funds and Portfolios                                                 12
  Additional Information About the Funds' and Portfolios' Investment
     Strategies and Risks                                                 15
  Management and Organization                                             20
  Purchasing and Redeeming Shares                                         21
  Portfolio Holdings Disclosure                                           24
  Payments to Financial Intermediaries                                    24
  Dividends, Distributions and Tax Considerations                         24
  Financial Highlights                                                    25

INTRODUCTION

     Each Fund is a series of the State Street Institutional Investment Trust (the "Trust"), which is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. SSgA Funds Management, Inc. (the "Adviser" or "SSgA FM"), a subsidiary of State Street Corporation, is the investment adviser to each Fund and to the respective State Street Master Funds portfolio in which each Fund invests.

     Each Fund invests as part of a "master-feeder" structure. A Fund will seek to achieve its investment objective by investing substantially all of its investable assets in a separate mutual fund (a "Master Portfolio") that has a substantially identical investment objective, investment policies, and risks as the Fund. All discussions about a Fund's investment objectives, policies and risks should be understood to refer also to the investment objectives, policies and risks of the Master Portfolio.

     A Fund can withdraw its investment in a Master Portfolio if, at any time, the Fund's Board of Trustees determines that it would be in the best interests of the Fund's shareholders, or if the investment objectives of the Master Portfolio changed so that they were inconsistent with the objectives of the Fund. If a Fund withdraws its investment from a Master Portfolio, the Fund may invest all of its assets in another Master Portfolio that has the same investment objective as the Fund, the Adviser may directly manage the Fund's assets, or the Board may take such other action it deems appropriate and in the best interests of shareholders of the Fund, which may include liquidation of the Fund.

                 STATE STREET INSTITUTIONAL LIQUID RESERVES FUND

     The investment objective of State Street Institutional Liquid Reserves Fund (the "ILR Fund" or sometimes referred to in context as the "Fund") is to seek to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value ("NAV") by investing in U.S. dollar-denominated money market securities. There is no assurance the Fund will be able to maintain a stable NAV per share, and you could lose money by investing in the Fund.

     The investment objective of the ILR Fund as stated above may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

     The ILR Fund invests substantially all of its investable assets in the State Street Money Market Portfolio (the "Money Market Portfolio" or sometimes referred to in context as the "Portfolio").

     The Money Market Portfolio invests in such money market instruments as: (1) U.S. Treasury bills, notes and bonds; (2) other obligations issued or guaranteed as to interest or principal by the U.S. government, its agencies, or instrumentalities; (3) instruments of U.S. and foreign banks, such as certificates of deposit, bankers' acceptances and time deposits, including Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("YCDs"); (4) commercial paper of U.S. and foreign companies; (5) mortgage- and asset-backed securities; (6) corporate obligations of U.S. and foreign companies; (7) variable and floating rate notes; and (8) repurchase agreements. Under normal market conditions, the Portfolio intends to invest more than 25% of its total assets in bank obligations.

     Quality of Securities. The Money Market Portfolio will limit its portfolio investments to those United States dollar-denominated instruments which at the time of acquisition the Adviser determines present minimal credit risk and which qualify as "eligible" securities under the Securities and Exchange Commission ("SEC") rules applicable to money market mutual funds. In general, eligible securities include securities that: (1) are rated in one of the two highest short-term categories by at least two nationally recognized statistical rating organizations (each an "NRSRO"); (2) are rated in one of the two highest short-term categories by one NRSRO, if only one NRSRO has rated the security; or (3) if unrated, are of comparable quality to the rated security described above, as determined by the Adviser in accordance with procedures established by the Board of Trustees.

     Portfolio Maturity. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. The Money Market Portfolio will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Adviser finds it advantageous or necessary.

     In making investment decisions for the Money Market Portfolio, the Adviser focuses on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates, as well as supply and demand imbalances in the market. There are risks associated with these instruments, which are summarized below. Additional information about certain risks is provided in the section titled "Additional Information About Principal Risks of Investing in the Funds and Portfolios."

PRINCIPAL RISKS OF INVESTING IN THE INSTITUTIONAL LIQUID RESERVES FUND

     - Banking Industry Risk: Adverse developments in the banking industry may cause the Portfolio to underperform other money market funds that invest more broadly across different industries.

     - Credit/Default Risk: An issuer or guarantor of a fixed-income security held by the Portfolio may default on or otherwise become, or be perceived to be, less likely to meet its obligation to pay principal or interest.

     - Foreign Investment Risk: The Portfolio may invest in U.S. dollar-denominated obligations issued by non-U.S. issuers. Adverse political, regulatory, market, or economic developments in foreign countries can affect the ability of such issuers to meet their payment obligations.

     - Interest Rate Risk: As interest rates rise, the market value of the Portfolio's investments generally will decline. As interest rates decline, the income that the Portfolio receives on its new investments generally will decline.

     - Liquidity Risk: An illiquid security presents a greater risk of loss because the Portfolio may be unable to sell the security at an advantageous price or may not be able to sell the security at all.

     - Market Risk: Recent instability in the financial markets has resulted in unprecedented governmental actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Such actions may have positive or negative effects on the liquidity, valuation and performance of the Portfolios' portfolio holdings.

     - Master/Feeder Structure Risk: The Fund's performance may suffer as a result of large cash inflows or outflows of the Master Portfolio in which the Fund invests.

     - Money Market Risk: The Fund and Portfolio may not be able to maintain a NAV per share of $1.00 at all times.

     - Mortgage-Backed and Asset-Backed Securities Risk: Prepayment rates on mortgage- and asset-backed securities may reduce the Portfolio's yield.

     - Repurchase Agreement Risk: If a seller is unable to honor its commitments, the Portfolio could lose money.

     - Security Selection Risk: Poor security selection may cause the Portfolio to underperform relative to benchmarks or other money market funds, or a strategy used by the Adviser may fail to produce the intended investment results.

     - U.S. Government Sponsored Enterprises Risk: Securities issued or guaranteed by certain agencies or instrumentalities of the U.S. government are not guaranteed or supported by the full faith and credit of the United States.

     - Variable and Floating Rate Securities Risk: The extent of increases and decreases in the values of variable and floating rate securities generally will be less than comparable changes in value of an equal principal amount of a similar fixed rate security and, if interest rates decline, the Portfolio may forego the opportunity for price appreciation on the security.

     THE ILR FUND MAY NOT ACHIEVE ITS OBJECTIVE AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER GOVERNMENT AGENCY.

PERFORMANCE INFORMATION

     The bar chart and table below provide some indication of the risks of investing in the ILR Fund by illustrating the variability of the Fund's returns during the years since inception. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. Please call (877) 521-4083 for the Fund's current 7-day yield.

                 STATE STREET INSTITUTIONAL LIQUID RESERVES FUND
             TOTAL RETURN FOR THE CALENDAR YEARS ENDED DECEMBER 31*

(BAR CHART)

2005                                     3.19
2006                                     5.07
2007                                     5.28
2008                                     2.82




     During the period shown in the bar chart, the highest return for a quarter was 1.33% (quarter ended 12/31/2006) and the lowest return for a quarter was 0.50% (quarter ended 12/31/2008).

                          AVERAGE ANNUAL TOTAL RETURN*

                                                                    SINCE THE INCEPTION
                                                   PAST 1-YEAR        DATE OF THE FUND
                                                  (PERIOD ENDED          ANNUALIZED
                                               DECEMBER 31, 2008)     AUGUST 12, 2004
                                               ------------------   -------------------
State Street Institutional Liquid Reserves
  Fund.......................................         2.82%                 3.87%


--------

   * Certain expenses incurred by the ILR Fund were reimbursed during the period. Without this reimbursement, the Fund's performance would have been lower.

FEES AND EXPENSES

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the Institutional Class of the ILR Fund. As a shareholder in the Money Market Portfolio, the Fund bears its ratable share of the Portfolio's expenses, including advisory and administrative fees, and at the same time continues to pay its own fees and expenses. The table and the Example reflect the expenses of both the Fund and Portfolio.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees(1)                                  0.10%
Other Expenses(2)                                   0.05%
                                                    ----
Total Annual Fund Operating Expenses(3)             0.15%
                                                    ====



     (1) This fee is the investment advisory fee paid by the Money Market Portfolio to the Adviser.

     (2) "Other Expenses" and "Total Annual Fund Operating Expenses" have been restated to reflect the discontinuance of expense waiver arrangements for the Money Market Portfolio and include expenses related to the Fund's participation in the U.S. Treasury Temporary Guarantee Program subsequent to the Fund's fiscal year ended December 31, 2008, at a cost of approximately 0.03%, as well as professional and administrative fees and other fees payable by the Money Market Portfolio and the Fund.

     (3) The Adviser has contractually agreed to cap the ILR Fund's Total Annual Fund Operating Expenses (excluding taxes, interest and extraordinary expenses) attributable to the Institutional Class to the extent that expenses exceed 0.12% of Institutional Class net assets, through April 30, 2011. Additionally, the Adviser may reimburse expenses or waive fees in order to avoid a negative yield. Any such waiver or reimbursement would be voluntary and may be revised or cancelled at any time without notice. There is no guarantee that the ILR Fund will be able to avoid a negative yield.

Example: This Example is intended to help you compare the cost of investing in the ILR Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
  $15       $47        $83        $189

                   STATE STREET INSTITUTIONAL U.S. GOVERNMENT
                                MONEY MARKET FUND

     The investment objective of State Street Institutional U.S. Government Money Market Fund (the "U.S. Government Fund" or sometimes referred to in context as the "Fund") is to seek to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share NAV. The Fund invests in U.S. government securities and repurchase agreements collateralized by U.S. government securities. There is no assurance the Fund will be able to maintain a stable NAV per share, and you could lose money by investing in the Fund.

     The investment objective of the U.S. Government Fund as stated above may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

     The U.S. Government Fund invests substantially all of its investable assets in the State Street U.S. Government Money Market Portfolio (the "U.S. Government Portfolio" or sometimes referred to in context as the "Portfolio").

     The U.S. Government Portfolio attempts to achieve its investment objective by investing, under normal circumstances, substantially all of its assets in obligations issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities ("U.S. government securities") or in repurchase agreements collateralized by U.S. government securities. Although some U.S. government securities are backed by the full faith and credit of the U.S. government, others are backed only by the credit of the government agency or instrumentality issuing or guaranteeing the securities. Under normal market conditions, the Portfolio will invest substantially all of its assets in U.S. government securities and in repurchase agreements collateralized by such securities. Shareholders would receive at least 60 days notice prior to any change to this policy.

     Quality of Securities. The U.S. Government Portfolio will limit its portfolio investments to U.S. government securities and repurchase agreements collateralized by U.S. government securities which, at the time of acquisition, the Adviser determines present minimal credit risk and which qualify as "eligible" securities under the Securities and Exchange Commission ("SEC") rules applicable to money market mutual funds.

     Portfolio Maturity. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. The U.S. Government Portfolio will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Adviser finds it advantageous or necessary.

     Repurchase Agreements. The U.S. Government Portfolio may enter into repurchase agreements, under which the Portfolio purchases a security from a seller, who simultaneously commits to repurchase the security from the Portfolio at the original purchase price plus an agreed upon amount representing the original purchase price plus interest, on an agreed upon date in the future. The Portfolio bears the risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities or if the Portfolio realizes a loss on the sale of the collateral securities. The Portfolio will enter into repurchase agreements with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established by the Board of Trustees. The Portfolio will not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days.

     In making investment decisions for the U.S. Government Portfolio the Adviser focuses on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates, as well as supply and demand imbalances in the market. There are risks associated with these instruments, which are summarized below. Additional information about certain risks is provided in the section titled "Additional Information About Principal Risks of Investing in the Funds and Portfolios."

PRINCIPAL RISKS OF INVESTING IN THE U.S. GOVERNMENT MONEY MARKET FUND

     - Credit/Default Risk. An issuer or guarantor of a fixed-income security held by the Portfolio may default on or otherwise become, or be perceived to be, less likely to meet its obligation to pay principal or interest.

     - Interest Rate Risk. As interest rates rise, the market value of the Portfolio's investments generally will decline. As interest rates decline, the income that the Portfolio receives on its new investments generally will decline.

     - Liquidity Risk. An illiquid security presents a greater risk of loss because the Portfolio may be unable to sell the security at an advantageous price or may not be able to sell the security at all.

     - Market Risk. Recent instability in the financial markets has resulted in unprecedented governmental actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Such actions may have positive or negative effects on the liquidity, valuation and performance of the Portfolios' portfolio holdings.

     - Master/Feeder Structure Risk. The Fund's performance may suffer as a result of large cash inflows or outflows of the Master Portfolio in which the Fund invests.

     - Money Market Risk. The Fund and Portfolio may not be able to maintain a NAV per share of $1.00 at all times.

     - Repurchase Agreement Risk. If a seller is unable to honor its commitments, the Portfolio could lose money.

     - Security Selection Risk: Poor security selection may cause the Portfolio to underperform relative to benchmarks and other money market funds, or a strategy used by the Adviser may fail to produce the intended investment results.

     - U.S. Government Sponsored Enterprises Risk:   Securities issued or
       guaranteed by certain agencies and instrumentalities of the U.S. government are not guaranteed or supported by the full faith and credit of the United States.

     THE U.S. GOVERNMENT FUND MAY NOT ACHIEVE ITS OBJECTIVE AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

PERFORMANCE INFORMATION

     The bar chart and table below provide some indication of the risks of investing in the U.S. Government Fund by illustrating the variability of the Fund's returns during the years since inception. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. Please call (877) 521-4083 for the Fund's current 7-day yield.

          STATE STREET INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND
              TOTAL RETURN FOR THE CALENDAR YEARS ENDED DECEMBER 31

                                   (BAR CHART)

     During the period shown in the bar chart, the highest return for a quarter was 0.83% (quarter ended 3/31/2008) and the lowest return for a quarter was 0.25% (quarter ended 12/31/2008).

                           AVERAGE ANNUAL TOTAL RETURN

                                                            SINCE THE INCEPTION
                                           PAST 1-YEAR        DATE OF THE FUND
                                          (PERIOD ENDED          ANNUALIZED
                                       DECEMBER 31, 2008)     OCTOBER 25, 2007
                                       ------------------   -------------------
State Street Institutional U.S.
  Government Money Market Fund.......         2.17%                 2.53%

FEES AND EXPENSES

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the Institutional Class of the U.S. Government Fund. As a shareholder in the U.S. Government Portfolio, the Fund bears its ratable share of the Portfolio's expenses, including advisory and administrative fees, and at the same time continues to pay its own fees and expenses. The table and the Example reflect the expenses of both the Fund and the Portfolio.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees(1)                                   0.10%
Other Expenses                                       0.03%
                                                    -----
Total Annual Fund Operating Expenses                 0.13%
                                                    -----
Less Reimbursement(2)                               (0.01)%
                                                    -----
Total Annual Net Operating Expenses(2)               0.12%
                                                    =====



     (1) This fee is the investment advisory fee paid by the U.S. Government Portfolio to the Adviser.

     (2) The Adviser has contractually agreed to cap the U.S. Government Fund's Total Annual Fund Operating Expenses (excluding taxes, interest and extraordinary expenses) attributable to the Institutional Class to the extent that expenses exceed 0.12% of Institutional Class net assets, through April 30, 2011. Additionally, the Adviser may reimburse expenses or waive fees in order to avoid a negative yield. Any such waiver or reimbursement would be voluntary and may be revised or cancelled at any time without notice. There is no guarantee that the U.S. Government Fund will be able to avoid a negative yield.

Example: This Example is intended to help you compare the cost of investing in the U.S. Government Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
  $12       $38        $67        $152

ADDITIONAL INFORMATION ABOUT PRINCIPAL RISKS OF INVESTING IN THE FUNDS AND PORTFOLIOS

     Additional information about risks associated with some of the Funds' and Portfolios' investment policies and investment strategies is provided below.

     Banking Industry Risk. If a Portfolio concentrates more than 25% of its assets in bank obligations, adverse developments in the banking industry may have a greater effect on that Portfolio than on a mutual fund that invests more broadly. Banks may be particularly sensitive to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. Recent instability in the financial markets has heavily influenced the bank obligations of certain financial institutions, resulting in some cases in extreme price volatility and a lack of liquidity. Governments or their agencies may acquire distressed assets from financial institutions and ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of certain bank obligations. [ILR Fund]

     Foreign Investment Risk. A Portfolio may invest in U.S. dollar-denominated obligations issued by non-U.S. issuers. While such instruments may be denominated in U.S. dollars, this does not eliminate the risk inherent in investing in the securities of foreign issuers. Dollar-denominated instruments issued by entities located in foreign countries could lose value as a result of political, financial and economic events in foreign countries. Issuers of these instruments are not necessarily subject to the same regulatory requirements that apply to U.S. banks and corporations, although the information available for dollar-denominated instruments may be subject to the accounting, auditing and financial reporting standards of the U.S. domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject. Furthermore, by investing in dollar-denominated instruments rather than directly in a foreign issuer's stock, a Portfolio can avoid currency risks during the settlement period for either purchases or sales. [ILR Fund]

     Interest Rate Risk. During periods of rising interest rates, a Portfolio's yield will tend to be lower than prevailing market rates; in periods of falling interest rates, a Portfolio's yield will tend to be higher than prevailing market rates. In addition, the value of a fixed income security will typically decrease as interest rates rise. Changes in the value of a debt security usually will not affect the amount of income the Portfolio receives from it but will affect the value of the Portfolio's interests. Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent a Portfolio's income is based on short-term interest rates that fluctuate over short periods of time, income received by the Portfolio may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed, which may result in the Portfolio having to reinvest proceeds in other investments at a lower interest rate. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration, but would reduce its value by approximately fifteen dollars if it had a 15-year duration. [All Funds]

     Liquidity Risk. Liquidity risk exists when particular investments are difficult or impossible to purchase, sell or convert to cash in the normal course of business. The ability of a Portfolio to transact in securities at advantageous prices can be greatly limited when liquidity is limited in the market and a Portfolio may have to hold such securities when the Adviser would otherwise have sold them. Also, there may not be a ready market for certain securities held by a Portfolio. Illiquid securities may be more difficult to value than other securities. In recent periods, various types of securities in which the Portfolios invest have experienced limited liquidity. It is possible that any such illiquidity will continue for an extended period. [All Funds]

     Market Risk. The values of the securities in which a Portfolio invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods. Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds and Portfolios themselves are regulated. Such legislation or regulation could limit or preclude a Fund's or Portfolio's ability to achieve its investment objective. Governments or their agencies may also acquire distressed assets from financial institutions and ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios' portfolio holdings. Furthermore, volatile financial markets can expose the Portfolios to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolios. The Portfolios have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Adviser will monitor developments and seek to manage the Portfolios in a manner consistent with achieving the Portfolios' investment objectives; however, there can be no assurance that it will be successful in doing so. [All Funds]

     Master/Feeder Structure Risk. Unlike traditional mutual funds that invest directly in securities, each of the Funds pursues its objective by investing substantially all of its assets in another mutual fund (a Master Portfolio) with substantially the same investment objectives, policies and restrictions. The ability of a Fund to meet its investment objective is directly related to the ability of the Master Portfolio to meet its objective. The ability of a Fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the corresponding Master Portfolio. The ability of the Fund to meet redemption requests depends on its ability to redeem its interest in the Master Portfolio. The Adviser also serves as investment adviser to the Master Portfolio.

Therefore, conflicts may arise as the Adviser fulfills its fiduciary responsibilities to a Fund and its corresponding Master Portfolio. For example, the Adviser may have an economic incentive to maintain a Fund's investment in the Master Portfolio at a time when it might otherwise not choose to do so. [All Funds]

     Money Market Risk. An investment in the Funds is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, there can be no assurance that it will do so, and it is possible to lose money by investing in the Funds. [All Funds]

     Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. During periods of falling interest rates, mortgage- and asset- backed securities, which typically provide the issuer with the right to call or prepay the security prior to maturity, may be called or prepaid, which may result in the Portfolio having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may be extended because of slower-than expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security. As a result, mortgage and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage- or asset-backed security depends on the terms of the instrument and can result in significant volatility. The price of a mortgage- or asset backed security also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly knows as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly knows as "Fannie Mae" and "Freddie Mac"), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government. [ILR Fund]

     Repurchase Agreement Risk. A repurchase agreement is an agreement to buy a security from a seller at one price and a simultaneous agreement to sell it back to the original seller at an agreed-upon price. Repurchase agreements may be viewed as loans made by the Portfolio which are collateralized by the securities subject to repurchase. The Portfolio's investment return on such transactions will depend on the counterparties' willingness and ability to perform their obligations under the repurchase agreements. If the Portfolio's counterparty should default on its obligations and the Portfolio is delayed or prevented from recovering the collateral, or if the value of the collateral is insufficient, the Portfolio may realize a loss. [All Funds]

     U.S. Government Sponsored Enterprises Risk. U.S. government securities are securities issued or guaranteed as to the payment of interest or principal by the U.S. government, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity. Certain U.S. government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. government or the ability to borrow from the U.S. Treasury. Some U.S. government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security. Investments in U.S. government sponsored enterprises may return less than investments in non-government fixed-income securities. [All Funds]

ADDITIONAL INFORMATION ABOUT THE FUNDS' AND PORTFOLIOS' INVESTMENT STRATEGIES AND RISKS

     The investment policies described below reflect the Funds' and Portfolios' current practices. In addition to the principal risks described above, other risks are described in some of the descriptions of the investments below:

     Asset-Backed Securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by a Portfolio has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Portfolio may experience loss or delay in receiving payment and a decrease in the value of the security.

     Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. A Portfolio's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Portfolio invests in asset-backed securities, the values of such Portfolio's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

     Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. [ILR Fund]

     ECDs, ETDs and YCDs. ECDs are U.S. dollar-denominated certificates of deposit issued by a bank outside of the United States. ETDs are U.S. dollar-denominated deposits in foreign branches of U.S. banks and foreign banks. YCDs are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks. These instruments have different risks than those associated with the obligations of domestic banks. The banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to U.S. banks operating in the United States. Foreign laws and accounting standards typically are not as strict as they are in the U.S. so there may be fewer restrictions on loan limitations, less frequent examinations and less stringent requirements regarding reserve accounting, auditing, recordkeeping and public reporting requirements. [ILR Fund]

     Investment in other Investment Companies. A Portfolio may invest in other money market funds that are registered as investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"), including investment companies that are sponsored or advised by the Adviser or its parent company, to the extent permitted by applicable law or SEC exemptive relief. If a Portfolio invests in other money market funds, shareholders of the Fund will bear not only their proportionate share of the expenses described in this Prospectus, but also, indirectly, the similar expenses, including, for example, advisory and administrative fees, of the money market funds in which the Portfolio invests. Shareholders would also be exposed to the risks associated not only with the investments of the Portfolio (indirectly through the Fund's investment in the Portfolio) but also to the portfolio investments of the money market funds in which the Portfolio invests. [All Funds]

     Mortgage-Backed Securities. Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities, represent a participation in, or an investment in a pool secured by, mortgage loans. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four unit residential properties, multifamily (i.e., five or more) properties, agricultural properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

     Types of mortgage-related securities in which a Portfolio may invest include: Government National Mortgage Association ("GNMA") Certificates ("Ginnie Maes"), Federal Home Loan Mortgage Corporation ("FHLMC") Mortgage Participation Certificates ("Freddie Macs"), Federal National Mortgage Association ("FNMA") Guaranteed Mortgage Certificates ("Fannie Maes") and Commercial Mortgage-Backed Securities ("CMBS"). Mortgage certificates are mortgage-backed securities representing undivided fractional interests in pools of mortgage backed loans. These loans are made by mortgage bankers, commercial banks, savings and loan associations and other lenders. GNMA is authorized to guarantee the timely payment of the principal of an interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (FHA Loans), or guaranteed by the Veterans Administration (VA Loans), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, GNMA is authorized to borrow from the United States Treasury in an unlimited amount. Each Fannie Mae is issued and guaranteed by FNMA and represents an undivided interest in a pool of mortgage loans formed by FNMA. The principal activity of FHLMC currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates.

     In September 2008, Fannie Mae and Freddie Mac (together, the "GSEs") were placed under the conservatorship of the Federal Housing Finance Agency ("FHFA") to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving the GSEs' assets and property and putting the GSEs in a sound and solvent condition. Under the conservatorship, the management of the GSEs was replaced. The U.S. Treasury, FHFA and the Federal Reserve acted in collaboration to take steps to support the conservatorship, including steps to shore up the entities' capital base and funding to assist the entities in funding their regular business activities in the capital markets until December 31, 2009. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by the GSEs will be successful.

     Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. A Portfolio may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. In addition to interest rate risk, investments in mortgage-backed securities composed of subprime mortgages may be subject to a higher degree of credit risk, valuation risk and liquidity risk. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

     A Portfolio may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. A Portfolio may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement. [ILR Fund]

     Section 4(2) Commercial Paper and Rule 144A Securities. A Portfolio may invest in commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). This commercial paper is commonly called "Section 4(2) paper." A Portfolio may also invest in securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the 1933 Act ("Rule 144A securities").

     Section 4(2) paper is sold to institutional investors who must agree to purchase the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in a transaction exempt from the registration requirements of the 1933 Act. Section 4(2) paper normally is resold to other institutional investors like a Portfolio through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. As a result it suffers from liquidity risk, the risk that the securities may be difficult to value because of the absence of an active market and the risk that it may be sold only after considerable expense and delay, if at all. Rule 144A securities generally must be sold only to other qualified institutional buyers.

     Section 4(2) paper and Rule 144A securities will not be considered illiquid for purposes of a Portfolio's limitation on illiquid securities if the Adviser (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists for the securities in question. There can be no assurance that a liquid trading market will exist at any time for any particular Section 4(2) paper or Rule 144A securities. The Statement of

Additional Information ("SAI") addresses the Funds' and Portfolios' limitation on illiquid securities. [ILR Fund]

     Temporary Guarantee Program. The U.S. Treasury Department has established a Temporary Guarantee Program ("Program") that guarantees a $1.00 net asset value for shares of participating money market funds as of September 19, 2008. The Program was initially due to expire on December 18, 2008, and has been extended by the U.S. Treasury Department until September 18, 2009. The ILR Fund has elected to participate in the Program through September 18, 2009, the Program's termination date. With respect to shareholders of the ILR Fund (a "Participating Money Market Fund"), the coverage provided under the Program will be equal to the lesser of (i) the shareholder's account balance in a Participating Money Market Fund as of September 19, 2008; or (ii) the shareholder's account balance on the date a Participating Money Market Fund's net asset value per share falls below $0.995. Payments under the Program are conditioned on the Participating Money Market Fund liquidating. Thus, any payment made to shareholders of a Participating Money Market Fund with respect to shares covered by the Program guarantee would be paid at approximately the same time liquidation proceeds are paid to all Fund shareholders rather than shortly after the time the fund's net asset value per share falls below $0.995. The U.S. Treasury's liability to all participating money market funds under the Program, including the Participating Money Market Fund, is limited to the assets of the federal government's Exchange Stabilization Fund, which are approximately $50 billion. The Fund is responsible for payment of fees required to participate in the Program. [ILR Fund]

     U.S. Government Securities. U.S. Government securities include a variety of securities (including U.S. Treasury bills, notes, and bonds) that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by the U.S. Treasury and some agencies or instrumentalities of the U.S. Government (such as the Government National Mortgage Association) are supported by the full faith and credit of the United States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal Home Loan Banks) are supported by the right of the issuer to borrow from the U.S. Government, and securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie Mae and Freddie Mac) are supported only by the credit of the issuer itself. Investments in these securities are also subject to interest rate risk and prepayment risk (as described above under "Mortgage-Backed Securities"), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments. [All Funds]

     Variable and Floating Rate Securities. Variable and floating rate securities are instruments issued or guaranteed by entities such as: (1) the U.S. Government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions, (4) insurance companies, or (5) trusts. A Portfolio may purchase variable and floating rate securities issued or guaranteed by the U.S. government, or an agency or instrumentality thereof. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day U.S. Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. Securities purchased by a Portfolio may include variable and floating rate instruments, which may have a stated maturity in excess of the Portfolio's maturity limitations but which will, except for certain U.S. government obligations, permit the Portfolio to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market for a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to a Portfolio will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) are subject to a Portfolio's percentage limitations regarding securities that are illiquid or not readily marketable. The Adviser will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Portfolios invest, and their ability to repay principal and interest. Variable and floating rate securities are subject to interest rate and credit/default risk. [All Funds]

     Temporary Defensive Positions. From time to time, a Portfolio may take temporary defensive positions in attempting to respond to adverse market, economic or other conditions. Temporary defensive positions may be taken, for example, to preserve capital or if a Portfolio is unable to acquire the types of securities in which it normally invests. Temporary defensive positions may include, but are not limited to, investment in U.S. government securities, repurchase agreements collateralized by such securities, the maintenance of uninvested cash, or investment in cash equivalents. A Portfolio's holdings in temporary defensive positions may be inconsistent with the Portfolio's principal investment strategy, and, as a result, the Portfolio may not achieve its investment objective. [All Funds]

MANAGEMENT AND ORGANIZATION

     The Funds and the Portfolios. The Trust is an open-end management investment company and was organized as a business trust under the laws of the Commonwealth of Massachusetts. The Funds are separate diversified series of the Trust. The Master Portfolios in which the Funds invest are separate series of State Street Master Funds, a business trust organized under the laws of the Commonwealth of Massachusetts.

     Board of Trustees. The Trust's Board of Trustees is responsible for generally overseeing the operations of the Funds. If the Adviser were to invest the Funds' assets directly, it would, subject to such policies as the Board of Trustees may determine, furnish a continuing investment program for the Funds and make investment decisions on the Funds' behalf.

     The Adviser. State Street Global Advisors ("SSgA") is the investment management group of State Street Corporation, a publicly held bank holding company, and includes the Adviser, SSgA FM, a wholly-owned subsidiary. SSgA is one of the world's largest institutional money managers, and uses quantitative and traditional techniques to manage approximately $1.4 trillion as of December 31, 2008 in investment programs and portfolios for institutional and individual investors. SSgA FM, as the investment adviser to the Fund and the Portfolio, is registered with the SEC under the Investment Advisers Act of 1940, as amended. SSgA FM had approximately $118.5 billion in assets under management at December 31, 2008. Each Fund has entered into an investment advisory agreement with the Adviser pursuant to which the Adviser will manage the Fund's assets directly, for compensation paid at an annual rate of 0.10% of the Fund's average daily net assets, in the event that the Fund were to cease investing substantially all of its assets in its corresponding Master Portfolio. The Adviser does not receive any fees from a Fund under that agreement so long as the Fund continues to invest substantially all of its assets in the corresponding Master Portfolio or in another investment company. The Adviser places all orders for purchases and sales of the Master Portfolios' investments.

     A summary of the factors considered by the Board of Trustees in connection with the renewals of the investment advisory agreements for the Funds is available in the Funds' annual report dated December 31, 2008.

     The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

     The Administrator and Custodian. State Street Bank and Trust Company ("State Street"), a subsidiary of State Street Corporation, is the administrator and custodian.

     The Transfer Agent and Dividend Disbursing Agent. Boston Financial Data Services, Inc. is the transfer agent and dividend disbursing agent.

     The Distributor: State Street Global Markets, LLC serves as the Funds' distributor (the "Distributor") pursuant to the Distribution Agreement between the Distributor and the Trust.

PURCHASING AND REDEEMING SHARES

     Determination Of Net Asset Value. Each of the Funds determines its NAV per share once each business day at 5:00 p.m. Eastern Time ("ET") except for days when the New York Stock Exchange ("NYSE") closes earlier than its regular closing time (the time when a Fund determines its NAV per share is referred to herein as the "Valuation Time"). Pricing does not occur on NYSE holidays. A business day is one on which the NYSE is open for regular trading and the Federal Reserve is open ("Business Day"). Payment for Fund shares must be in Federal Funds (or converted to Federal Funds by the Transfer Agent) by the Fund's Valuation Time before a purchase order can be accepted. The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring Federal Funds because Federal Funds wiring does not occur on days that the Federal Reserve is closed.

     Each of the Funds seeks to maintain a $1.00 per share NAV and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

     Purchasing Shares. Institutional Class shares of the Fund are sold at NAV through the web-based cash management investment platform ("Commonfund Treasury Access") offered through Commonfund and hosted by The Bancorp Bank (the "Bank"). You can buy and redeem your Institutional Class shares of the Fund at NAV by depositing or withdrawing funds to or from your individual bank account at the Bank. Such deposits or withdrawals will be treated as instructions to the Bank to purchase or redeem Institutional Class shares of the Fund, in accordance with your pre-selected allocation preferences. You can buy or redeem such shares on any Business Day pursuant to the Funds' procedures.

     Prior to purchasing shares of the Fund through Commonfund Treasury Access, you must first open an account. To open an account, please send your completed New Account Application to Commonfund Securities, Inc. (ATTN: Account Services), 15 Old Danbury Road, P.O. Box 812, Wilton, CT 06897-0812. All investments by institutions must be made by wire or Automated Clearing House (ACH).

     You will need to instruct your bank to wire federal funds or electronically transfer funds through the ACH to Bancorp, ABA #031101114; shareholder's assigned account number and include the shareholder name.

     The Funds reserve the right to cease accepting investments at any time or to reject any investment order.

     If you are unable to place a purchase order through Commonfund Treasury Access, please contact the Bank at (877) 872-9414 for assistance.

     Acceptance of Subscriptions -- In order for your purchase to be processed on the trade date, your order must be received in good order prior to 2:00 p.m. Eastern Time. To be in good order, the Bank must receive your purchase order and funds by 2:00 p.m. Eastern time. A purchase order will be rejected if the Bank does not receive funds by 2:00 p.m. Eastern Time, or if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

     Redeeming Shares. You may redeem your shares on any Business Day through Commonfund Treasury Access. The redemption price of each share will be the NAV next determined after your request is received in good order. To be in good order, your redemption request must be received by the Bank by 2:00 p.m. Eastern Time. Payments in redemption will be made by wire transfer to your bank account at the Bank.

     If you are unable to place a redemption order through Commonfund Treasury Access, please contact the Bank at (877) 872-9414 for assistance.

     Suspension of Your Right to Redeem Shares -- The Funds may suspend your right to redeem shares if the NYSE restricts trading, the Securities and Exchange Commission (SEC) declares an emergency, or for such other periods as the SEC may by order permit.

     Receiving Your Money -- Normally, your redemption proceeds will be sent out on the same Business Day if the Bank has received your redemption request by 2:00 p.m. Eastern Time. However, the Funds reserve the right to pay for redeemed shares within seven days after receiving a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Funds. Proceeds will be wired to your properly designated account at a financial institution.

     Although the Funds attempt to maintain a NAV at $1 per share, there can be no assurance that they will be successful, and there can be no assurance that a shareholder will receive $1 per share upon redemption.

     Policies to Prevent Market Timing. Frequent purchases and redemptions of Fund shares may present risks for other shareholders of the Funds, which may include, among other things, interference in the efficient management of a Fund's portfolio, dilution in the value of shares held by long-term shareholders, increased brokerage and administrative costs and forcing the Funds to hold excess levels of cash.

     The Trust's Board of Trustees has adopted policies and procedures designed to detect and prevent inappropriate short-term trading activity that is harmful to the Funds. Because most of the shares of the Funds are held by investors indirectly through one or more financial intermediaries, the Funds do not generally have information about the identity of those investors or about transactions effected by those investors. Rather, the Funds and service providers to the Funds periodically review cash inflows and outflows from and to those intermediaries in an attempt to detect inappropriate trading activity by investors holding shares through those intermediaries. The Funds may seek to obtain underlying account trading activity information from financial intermediaries when, in the Adviser's judgment, the trading activity suggests possible market timing. There is no assurance that the Funds or the Adviser will be able to determine whether trading in the Funds' shares by an investor holding shares through a financial intermediary is trading activity that may be harmful to the Funds or the Funds' shareholders.

     The Funds reserve the right in their discretion to reject any purchase, in whole or in part, including, without limitation, by a person whose trading activity in Fund shares the Adviser believes could be harmful to the Funds. The Funds may decide to restrict purchase activity in their shares based on various factors, including, without limitation, whether frequent purchase and sale activity will disrupt portfolio management strategies or adversely affect performance. There can be no assurance that the Funds, the Adviser, State Street or their agents will identify all frequent purchase and sale activity affecting the Funds.

PORTFOLIO HOLDINGS DISCLOSURE

     The Funds' portfolio holdings disclosure policy is described in the SAI.

PAYMENTS TO FINANCIAL INTERMEDIARIES

     The Adviser, or an affiliate of the Adviser, out of its own resources, and without additional cost to a Fund or its shareholders, may make payments to financial intermediaries (including affiliates of the Adviser) whose clients or customers invest in the Funds. Commonfund receives such payments from the Adviser.

     Generally, financial intermediaries may (though they will not necessarily) provide shareholder servicing and support for their customers who purchase shares of the Funds. Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. If payments to financial intermediaries by a particular mutual fund complex's distributor or adviser exceed payments by other mutual fund complexes, your financial adviser and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Adviser and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

DIVIDENDS, DISTRIBUTIONS AND TAX CONSIDERATIONS

     The Funds intend to declare dividends on shares from net investment income daily and pay such dividends as of the last Business Day of each month. Such payment will be in the form of cash or additional shares of the Funds, according to shareholder instructions. In accordance with the requirements of Commonfund Treasury Access, all dividends on shares held through Commonfund Treasury Access will be reinvested in additional shares of the Funds. Distributions from capital gains, if any, will be made annually in December.

     The following discussion is a summary of some important U.S. federal tax considerations generally applicable to investments in the Funds. Your investment in the Funds may have other tax implications. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you. Investors, including non-U.S. investors, should consult the SAI tax section for more complete disclosure.

     Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is generally not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, a Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

     For federal income tax purposes, distributions of investment income and distributions of net short-term capital gains, if any, are generally taxable to you as ordinary income under federal income tax laws whether paid in cash or reinvested in additional shares. Taxes on distributions of capital gains generally are determined by how long the Master Portfolio owned the investments that generated them, rather than how long you have owned your Fund shares. The Funds generally do not expect to make distributions that are eligible for taxation as long-term capital gains.

FINANCIAL HIGHLIGHTS

     The Financial Highlights table is intended to help you understand the financial performance of the Institutional Class shares of the ILR Fund and the U.S. Government Fund since their inception. Certain information reflects financial results for a single share of each Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with each listed Fund's financial statements, is included in the Funds' annual report, which is available upon request. The financial information included in this table should be read in conjunction with the financial statements incorporated by reference in the SAI.

                      (This page intentionally left blank)

                   STATE STREET INSTITUTIONAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS -- SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD IS PRESENTED BELOW (A):


                                  NET ASSET                                       DISTRIBUTIONS
                                    VALUE        NET     GAIN (LOSS)  TOTAL FROM     FROM NET
                                  BEGINNING  INVESTMENT       ON      INVESTMENT    INVESTMENT
PERIOD ENDED DECEMBER 31,         OF PERIOD    INCOME    INVESTMENTS  OPERATIONS      INCOME
-------------------------         ---------  ----------  -----------  ----------  -------------
Liquid Reserves Fund
  Institutional Class
     2008.......................    1.0000     0.0278       0.0000(D)   0.0278       (0.0278)
     2007.......................    1.0000     0.0516       0.0000(D)   0.0516       (0.0516)
     2006.......................    1.0000     0.0496           --      0.0496       (0.0496)
     2005.......................    1.0000     0.0315       0.0000(D)   0.0315       (0.0315)
     2004(E)....................    1.0000     0.0066           --      0.0066       (0.0066)
U.S. Government Money Market
  Fund
  Institutional Class
     2008.......................    1.0000     0.0215           --      0.0215       (0.0215)
     2007(E)....................    1.0000     0.0081           --      0.0081       (0.0081)



(A) The per share amounts and percentages include the Fund's proportionate share of income and expenses of their corresponding Portfolio.

(B) Total return is calculated assuming a purchase of shares at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at the net asset value per share on the respective payment dates. Total returns for periods of less than one year are not annualized. Results represent past performance and are not indicative of future results.

(C) This voluntary expense reimbursement is reflected in both the net expense and the net income ratios shown above. Without these reimbursements, net investment income would have been lower.

(D)   Amount is less than $0.00005 per share.

(E) The Fund's Institutional shares commenced operations on August 12, 2004, and October 25, 2007, respectively.

*     Annualized.

                       See Notes to Financial Statements.


                             RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL DATA(A)
      NET ASSET    ----------------------------------------------------------------------       NET ASSETS
        VALUE                                                 NET            VOLUNTARY            END OF
         END         TOTAL        GROSS         NET       INVESTMENT          EXPENSE             PERIOD
      OF PERIOD    RETURN(B)    EXPENSES     EXPENSES       INCOME       REIMBURSEMENT(C)     (000S OMITTED)
      ---------    ---------    --------     --------     ----------     ----------------     --------------


        1.0000        2.82%       0.11%        0.11%         2.78%               --             $7,774,494
        1.0000        5.28%       0.13%        0.11%         5.14%             0.02%            $6,203,162
        1.0000        5.07%       0.17%        0.12%         5.07%             0.03%            $6,194,720
        1.0000        3.19%       0.17%        0.14%         3.30%             0.01%            $1,639,747
        1.0000        0.66%       0.23%*       0.15%*        1.67%*              --             $  381,638


        1.0000        2.17%       0.14%        0.14%         1.70%               --             $1,659,576
        1.0000        0.82%       0.18%*       0.18%*        4.43%*              --             $   63,190



                       See Notes to Financial Statements.

For more information about the Funds, ask for:

     - THE FUNDS' MOST RECENT ANNUAL OR SEMI-ANNUAL REPORT, which contains a financial accounting for the Funds and a list of the Funds' portfolio holdings as of a specific date. The annual report also contains commentary from the Funds' portfolio manager(s) regarding the market conditions and investment strategies that significantly affected the Funds' performance during the most recent fiscal year or period.

     - THE STATEMENT OF ADDITIONAL INFORMATION (SAI), which contains more detailed information about the Funds and their policies and procedures. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus, which means that its contents are legally considered to be part of this prospectus.

     For questions, or to request a copy, without charge, of any of the documents referenced above, call 1.800.343.2898 or ask your investment professional. We will mail material within three business days. In addition, any of these documents may be downloaded from https://www.sttfunds.com.

     Information about the Funds (including the documents referenced above) is also available, without charge, on the SEC's web site at http://www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1.202.942.8090.

SSGA FUNDS MANAGEMENT, INC.
STATE STREET FINANCIAL CENTER
ONE LINCOLN STREET
BOSTON, MASSACHUSETTS 02111

The State Street Institutional Investment Trust's Investment Company Act File Number is 811-9819.

(COMPANY LOGO)

Commonfund Securities, Inc.
15 Old Danbury Road
P.O. Box 812
Wilton, CT 06897-0812

Tel. 888-TCF-MAIN
Tel. 203-563-5000